Exhibit 10.2

ASSIGNMENT OF PROMISSORY NOTE

THIS ASSIGNMENT OF PROMISSORY NOTE (this “Assignment”) is effective as of April 16, 2020, and is by and among RIVULET FILMS LLC, an Arizona limited liability company (“Assignor”), and RIVULET MEDIA, INC., a Delaware corporation (“Assignee” and together with Assignor, the “Parties”).

RECITALS

A.       Blue Scout Enterprises LLC, an Arizona limited liability company (“Maker”), executed that certain Promissory Note dated February 11, 2020 in the original principal amount of Five Hundred Fifty Thousand Dollars ($550,000.00) and payable to Assignor (the “Note”).

B.       Assignor desires to assign to Assignee, and Assignee desires to assume, all of Assignor’s rights and obligations under the Note, including the right to receive payment thereunder.

C.       Consent by Maker is not required to effect the assignment contemplated herein.

AGREEMENTS

Now, therefore, the Parties agree as follows:

1.       Assignment and Assumption. Effective as of the date written above, Assignor hereby assigns, and Assignee hereby assumes, all of Assignor’s rights and obligations under the Note.

2.       Representations and Warranties. Assignor represents and warrants to Assignee that (a) concurrently with this Assignment, it will deliver to Assignee the original, executed Note, including any modifications and amendments thereto; (b) the Note is in full force and effect and that no Event of Default has occurred thereunder; and (c) it has not assigned the Note to any third parties.

3.       Further Assurances. The Parties will take such additional actions as each may reasonably request to effect, consummate, confirm, or evidence the assignment contemplated herein.

4.       Binding Effect; Parties. This Assignment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

5.       Governing Law. This Agreement is governed by the laws of the State of Arizona without regard to principles of conflicts of laws.

6.       Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument. This Agreement may be executed and delivered by facsimile or other electronic signature (including .pdf).

(Signature page follows)

IN WITNESS WHEREOF, the Parties have caused this Assignment Agreement to be duly executed as of date first above written.

Assignor:
RIVULET FILMS LLC,
an Arizona limited liability company

By:	/s/ Michael Witherill
Name:	Michael Witherill
Its:	CEO

ASSIGNEE:
RIVULET MEDIA, INC.,
a Delaware corporation

By:	/s/ Michael Witherill
Mike Witherill, President

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